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                                                                  Exhibit 4.3


                                 CERTIFICATE OF TRUST

                                          OF

                                HAVEN CAPITAL TRUST I


         This Certificate of Trust is being executed as of January 29, 1997 for the purposes of organizing a business trust pursuant to the Delaware Business Trust Act, 12 DEL. C. Sections 3801 ET SEQ. (the "Act").

         The undersigned hereby certifies as follows:

         1. NAME. The name of the business trust is "Haven Capital Trust I" (the "Trust").

         2. DELAWARE TRUSTEE. The name and business address of the Delaware resident trustee of the Trust meeting the requirements of Section 3807 of the Act are as follows:

         Chase Manhattan Bank Delaware
         1201 North Market Street
         Wilmington, Delaware  19801

         3. EFFECTIVE. This Certificate of Trust shall be effective immediately upon filing in the Office of the Secretary of State of the State of Delaware.

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         IN WITNESS WHEREOF, the undersigned, being all of the trustees of the
Trust, have duly executed this Certificate of Trust as of the day and year first above written.
                        CHASE MANHATTAN BANK DELAWARE
                        as Delaware Trustee

                        By:  /s/ John J. Cashin
                           -----------------------------------------------
                           Name: John J. Cashin
                                 Senior Trust Officer


                        ADMINISTRATIVE TRUSTEE

                        By: /s/ Catherine Califano
                           -----------------------------------------------
                           Name: Catherine Califano



                        ADMINISTRATIVE TRUSTEE

                        By: /s/ Joseph W. Rennhack
                           -----------------------------------------------
                           Name: Joseph W. Rennhack


                        ADMINISTRATIVE TRUSTEE


                        By: /s/ Robert B. Lunt
                           -----------------------------------------------
                           Name: Robert B. Lunt



                        HAVEN BANCORP, INC.
                        as Sponsor

                        By: /s/ Catherine Califano
                           -----------------------------------------------
                           Name: Catherine Califano
                           Title: Senior Vice President/CFO